SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

FIDELITY NATIONAL FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57904	86-0498599

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17911 Von Karman Avenue, Ste. 300, Irvine, CA	92614

(Address of principal executive officers)	(Zip Code)

(949) 622-4333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed, since last report)

Item 2. Acquisition or Disposition of Assets.

     On January 28, 2003, Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”), entered into Stock Purchase Agreement (the “agreement”) with ALLTEL Corporation, Inc., an Arkansas corporation (“ALLTEL”), pursuant to which Fidelity will acquire from ALLTEL the business, properties and assets of ALLTEL Information Services, Inc., an Arkansas corporation and wholly-owned subsidiary of ALLTEL (“AIS”). Pursuant to the agreement, AIS will become a wholly-owned subsidiary of Fidelity.

     The agreement closed effective April 1, 2003. As a result of the agreement, Fidelity acquired the business, properties and assets of AIS.

     The aggregate consideration paid by Fidelity was approximately $1.05 billion, payable as $775 million in cash and $275 million in Fidelity’s common stock. Fidelity funded the cash portion of the purchase price through the issuance of $250 million in 5.25 percent ten-year notes and $525 million in available cash. The stock portion of the purchase price resulted in the issuance of 8,150,322 shares of Fidelity Common Stock, which is subject to a one-year lock-up. A stockholder’s agreement was entered into between Fidelity and ALLTEL.

     The transaction will be accounted for under the purchase method of accounting.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

                 The financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 60 days after the date of this filing.

(b)	Pro Forma Financial Information

                 The financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 60 days after the date of this filing.

(c)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of January 28, 2003, by and between Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed January 29, 2003).
2.2	Form of Stockholder’s Agreement by and between Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.3 to Registrant’s Current Report on Form 8-K filed January 29, 2003).

2.3	Form of Non-Competition Agreement among Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.4 to Registrant’s Current Report on Form 8-K filed January 29, 2003).
99.1	Press Release dated April 1, 2003.*

* Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Date: April 16, 2003	By:	/s/ Alan L. Stinson

Alan L. Stinson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of January 28, 2003, by and between Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed January 29, 2003).

2.2	Form of Stockholder’s Agreement by and between Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.3 to Registrant’s Current Report on Form 8-K filed January 29, 2003).

2.3	Form of Non-Competition Agreement among Registrant and ALLTEL Corporation (incorporated by reference from Exhibit 99.4 to Registrant’s Current Report on Form 8-K filed January 29, 2003).

99.1	Press Release dated April 1, 2003.*

*	Filed herewith